UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                   FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 5, 2006


                          CHARYS HOLDING COMPANY, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                 0-18292                                 54-2152284
          Commission File Number)            (IRS Employer Identification No.)


  1117 PERIMETER CENTER WEST, SUITE N415                   30338
              ATLANTA, GEORGIA                          (Zip Code)
       (principal executive offices)

                                 (678) 443-2300
              (Registrant's telephone number, including area code)

Check the appropriate box of the agreement if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]  Written  communications  pursuant  to  Rule 425 under the Securities Act

[ ]  Soliciting  material  pursuant  to  Rule  14a-12  under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM  3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

     See Item 8.01, below.

ITEM  8.01.  OTHER EVENTS.

     On June 5, 2006, the Registrant executed a Settlement Agreement and Mutual Release Lumbermens Mutual Casualty Company ("Lumbermens"), Able Telecommunications & Power, Inc. ("Able"), Transportation Safety Contractors, Inc.("TSC"), Georgia Electric Company ("GEC") (Able, TSC and GEC which are now known as Viasys Services, Inc. and being hereinafter referred to, jointly, severally and collectively as the "Defendants"). Viasys Services, Inc. is a wholly-owned subsidiary of the Registrant.

A dispute arose between Lumbermens and the Defendants under a General Indemnity Agreement dated March 6, 2000 ("GIA"). The dispute resulted in a lawsuit captioned Lumbermens Mutual Casualty Company v. Able Telecommunications & Power, Inc., Transportation Safety Contractors, Inc. and Georgia Electric Company, United States District Court, Northern District of Georgia, Atlanta Division, Case No. 1:04-CV-339-WSD (the "Lawsuit"). Lumbermens, on the one hand, and the Defendants and the Registrant, on the other, agreed to settle all claims and disputes between them arising out of or related to the GIA, including all claims asserted or that could have been asserted in the Lawsuit.

Pursuant to the Settlement Agreement and Mutual Release:

1.     The Defendants paid $200,000.00 cash to Lumbermens on Friday, May 26,
2006.

2. The Registrant, as the parent company of the Defendants, issued and delivered 400,000 shares of its common stock to Lumbermens on Friday, May 26, 2006.

3. On February 17, 2006, the Registrant filed a Registration Statement on Form SB-2 with the U.S. Securities and Exchange Commission ("SEC") covering the resale of shares of common stock for the registration of additional stock of the Registrant. On or before July 10, 2006, the Registrant shall file an amendment to the pending SB-2 filing (if permitted by the SEC) or if necessary file a new SB-2 adding an additional 500,000 shares for registration, constituting the 400,000 shares issued to Lumbermens under the agreement and the 100,000 of potentially issuable shares as described in Paragraph 4 of the agreement. the Registrant shall use its "best efforts" to cause the SB-2 to be declared effective by the SEC on or before November 27, 2006.

4. For purposes of the agreement, the value of the Registrant's stock to be transferred is $5.36 per share which is stipulated to have been the market price of the stock as of the close of business on May 11, 2006 (the Effective Date). The valuation of the settlement amount relating only to the stock (the total value of the stock as of the Effective Date) is $2,144,000.00 (400,000 shares x $5.36). If the market price of the stock is less than $4.83 per share as of the close of business on the date of the first day the shares can be publicly sold without restriction ("Sale Date"), then the Registrant shall issue and deliver to Lumbermens additional shares of the Registrant common stock (up to 100,000 shares) or pay an equivalent cash value of such stock cash amount to satisfy the price differential between the total value of the stock as of the Effective Date and the total value of the stock based on the market price of the stock as of the close of business on the Sale Date. Such additional shares shall be the 100,000 shares registered pursuant to Paragraph 3 of the agreement. However, in no event will the Registrant be required to issue more than an additional 100,000 shares of common stock or pay in excess of the equivalent cash value of such stock amount of in order to compensate Lumbermens for any price differential as described above. The Registrant shall retain the discretion regarding whether it will issue additional shares or pay cash should the contingency in this Paragraph occur.

5. The Registrant and Lumbermens shall execute a Registration Rights Agreement on or before Friday, June 2, 2006 covering the 400,000 shares to be issued to Lumbermens under Paragraph 2 of the agreement and the 100,000 of potentially issuable shares as described in Paragraphs 3 and 4 of the agreement.

6. The parties shall file a joint motion for voluntary dismissal without prejudice of the Lawsuit on or before May 26, 2006.

7. If Defendants and the Registrant do not perform each and every covenant and undertaking set forth in Paragraphs 1, 2, 3, and 4 of the agreement within the times specified, including actually obtaining the registration of the additional 500,000 shares of the Registrant stock as described in paragraph 3 of the agreement by no later than November 27, 2006, Lumbermens may elect to rescind the Settlement Agreement. Lumbermens agrees it shall not rescind the Settlement Agreement under any circumstance after December 31, 2006.

8. If Lumbermens elects to rescind the agreement, then the rescission will become effective if Lumbermens has 1) provided the Registrant with written notice of its election to rescind the agreement under Paragraph 6 of the agreement, 2) tendered to the Registrant any and all stock issued and delivered by the Registrant under Paragraphs 2 through 4 of the agreement, and 3) tendered to the Registrant the $200,000 paid under Paragraph 1 of the agreement.

9.     (a)     Upon the complete and timely performance by Defendants and the
Registrant of each and every covenant and undertaking set forth in Paragraphs 1, 2, 3 and 4 of the agreement Lumbermens, Universal Bonding Insurance Company ("Universal") and all affiliates absolutely and forever, irrevocably and unconditionally remise, release, acquit, and forever discharge New Viasys Holdings, LLC, the Registrant, Defendants, and all those associated with them in the past, at present, or in the future, including, but not limited to, any or all of their assigns, predecessors-in-interest, successors-in-interest, divisions, all affiliated, parent or subsidiary corporations or entities, agents officers, directors, employees, managers, supervisors, shareholders, representatives, attorneys, insurers, lienholders, mortgagees, creditors, partners, and joint venturers (collectively, the "Viasys Releasees"), from any and all claims, demands, actions, complaints, charges, causes or action, suits, rights, liabilities, contracts, promises, losses, debts, expenses, compensation, loss of income, loss of services, damages (whether direct, consequential, punitive, or otherwise), costs, interest, legal fees, and obligations of any kind or nature whatsoever, both known and unknown, both foreseen and unforeseen, to person and property, which have resulted in the past, which exist at the present, or which may in the future arise out of any of the transactions or events described in the Lawsuit, or which were or could have been asserted against the Viasys Releasees in the Lawsuit.

(b) Concurrently with, and expressly conditioned upon, Lumbermens' release as set forth in Paragraph 8(a) of the agreement, the Registrant, New Viasys Holdings, LLC, and the Defendants absolutely and forever, hereby irrevocably and unconditionally remise, release, acquit, and forever discharge Lumbermens, Universal and all affiliates, and all those associated with them in the past, at present, or in the future, including, but not limited to, any or all of their assigns, predecessors-in-interest, successors-in-interest, divisions, all affiliated, parent or subsidiary corporations or entities, agents, officers, directors, employees, managers, supervisors, shareholders, representatives, attorneys, insurers, lienholders, mortgagees, creditors, partners, and joint venturers (collectively, the "Lumbermens Releasees"), from any and all claims, demands, actions, complaints, charges, causes of actions, suits, rights, liabilities, contracts, promises, losses, debts, expenses, compensation, loss of income, loss of services, damages (whether direct, consequential, punitive, or otherwise), costs, interest, legal fees, and obligations of any kind or nature whatsoever, both known and unknown, both foreseen and unforeseen, to person and property, which have resulted in the past, which exist at the present, or which may in the future arise out of any of the transactions or events described in the Lawsuit, or which were or could have been asserted against the Lumbermens Releasees in the Lawsuit.

10. The parties covenant, agree, and promise that they shall not hereafter commence any type of civil action or assert any defenses, counterclaims, or setoffs against each other arising out of or related to all claims asserted or that could have been asserted in the Lawsuit unless and until the agreement is rescinded pursuant to Paragraphs 6 and 7 of the agreement.

11. It is understood and agreed between the parties that the above-mentioned considerations, as well as the releases provided herein, are given and received for the purpose of compromising doubtful and disputed claims, and the giving and receiving of said considerations and releases are not and shall not be construed to constitute an admission of liability by any party.

12. The agreement was entered for the purpose of achieving a full settlement of all claims between and among the parties described herein, subject to the conditions described therein. The agreement represents the entire agreement between the parties and supersedes any prior negotiations or agreements between them regarding the claims, GIA and Lawsuit addressed therein, and may not be altered, amended, or modified in any respect, except by a writing duly executed by the party to be charged with such change.

Copies of the Settlement Agreement and Mutual Release and the Registration Rights Agreement with respect thereto are attached to this Current Report as exhibits.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)     Financial Statements of Business Acquired.

     It is not practicable to file the required historical financial statements at this time. Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (b)     Pro forma financial information.

     It is not practicable to file the required pro forma financial information at this time. Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (c)     Exhibits.

     The following exhibits are filed herewith:

EXHIBIT NO.                          IDENTIFICATION OF EXHIBIT
-----------                          -------------------------

   10.1 Settlement Agreement and Mutual Release dated June 5, 2006 by and between Lumbermens Mutual Casualty Company, Able Telecommunications & Power, Inc., Transportation Safety Contractors, Inc., Georgia Electric Company (Able, TSC and GEC which are now known as Viasys Services, Inc.) and the parent company of Able, TSC and GEC, Charys Holding Company, Inc. (the Registrant).

   10.2 Registration Rights Agreement dated June ___, 2006 by and between the Registrant, and Lumbermens Mutual Casualty Company pursuant to that certain Settlement Agreement and Mutual Release by and among the Registrant, Lumbermens, Able Telecommunications & Power, Inc., Transportation Safety Controllers, Inc. and Georgia Electric Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 13, 2006.                  CHARYS HOLDING COMPANY, INC.


                                        By /s/  Billy V. Ray, Jr.
                                           -------------------------------------
                                           Billy V. Ray, Jr.,
                                           Chief Executive Officer